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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 7, 2002
                        -------------------------------

                             STAR GAS PARTNERS, L.P.
                             ----------------------
             (Exact name of registrant as specified in its charter)


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      Delaware                        33-98490                       06-1437793
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
(State or other jurisdiction   Commission File Number)            (IRS Employer
   of incorporation)                                             Identification No.)

   2187 Atlantic Street, Stamford, CT     06902
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               (Address of principal  executive offices)      (Zip Code)

        Registrant's telephone number, including area code (203) 328-7300
                           -------------------------------


                                 Not Applicable
 -------------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

This Form 8-K consists of a copy of the underwriting agreement for a firm commitment public offering of up to 1,500,000 common units of the registrant that were previously registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-57994), together with an opinion of counsel relating thereto. This Form 8-K also includes as an exhibit hereto the audited balance sheet of Star Gas LLC.

Item 7.   Financial Statements and Exhibits

(c)      Exhibits

               1. Underwriting Agreement, dated as of January 7, 2002, by and among Star Gas Partners, L.P., A.G. Edwards & Sons, Inc., UBS Warburg LLC, and First Union Securities, Inc.

               5.1 Opinion of Phillips Nizer Benjamin Krim & Ballon LLP (including consent).

               23.1 Consent of KPMG LLP

               99.1 Balance Sheet of Star Gas LLC

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Gas Partners, L.P.
By:  Star Gas LLC (General Partner)


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        Signature                            Title                             Date
        ---------                            -----                             ----

                                    Chairman of the Board and Chief       January 10, 2002
                                    Executive Officer
  /s/ Irik P. Sevin                 Star Gas LLC
-------------------------------     (Principal Executive Officer)
By:  Irik P. Sevin

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